UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __ )

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
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1ST CONSTITUTION BANCORP

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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1ST CONSTITUTION BANCORP
P.O. Box 634
2650 Route 130 North
Cranbury, New Jersey 08512

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD THURSDAY, MAY 18, 2006

To Our Shareholders:

You are cordially invited to attend the 2006 annual meeting of shareholders of 1st Constitution Bancorp (the “Company”) to be held on Thursday, May 18, 2006 at 3:00 p.m. Eastern Time at the Forsgate Country Club, 375 Forsgate Drive, Monroe Township, New Jersey.

At the annual meeting, shareholders will be asked to consider and vote upon the following matters:

1.	The election of two directors to the Company’s Board of Directors;

2.	The adoption of the 1st Constitution Bancorp 2006 Directors Stock Plan;

3.	The ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2006 fiscal year; and

4.	The conduct of other business if properly raised.

Shareholders of record at the close of business on March 21, 2006 are entitled to notice of, and to vote at, the annual meeting. Whether or not you contemplate attending the annual meeting, we suggest that you promptly execute the enclosed proxy and return it to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later proxy or by delivering a written notice of revocation to the Company.

The Board of Directors of the Company believes that the election of the nominees and the proposals being submitted to the shareholders are in the best interest of the Company and its shareholders and urges you to vote in favor of the nominees and the proposals.

By Order of the Board of Directors

ROBERT F. MANGANO
President and Chief Executive Officer

Cranbury, New Jersey
April 7, 2006

YOUR VOTE IS IMPORTANT

To assure your representation at the annual meeting, please vote your proxy as promptly as possible, whether or not you plan to attend the annual meeting. The prompt return of proxies will save the Company the expense of further requests for proxies to insure a quorum at the annual meeting. A stamped self-addressed envelope is enclosed for your convenience.

1ST CONSTITUTION BANCORP
P.O. Box 634
2650 Route 130 North
Cranbury, New Jersey 08512

PROXY STATEMENT FOR ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON MAY 18, 2006

GENERAL PROXY STATEMENT INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors for use at the Company’s 2006 annual meeting of shareholders to be held on May 18, 2006, at 3:00 p.m. Eastern Time, at the Forsgate Country Club, 375 Forsgate Drive, Monroe Township, New Jersey and at any adjournment of the annual meeting.

The first date on which this proxy statement and the enclosed form of proxy are being sent to the shareholders of the Company is on or about April 7, 2006.

1st Constitution Bank is a subsidiary of the Company and is sometimes referred to as the “Bank.”

Outstanding Securities and Voting Rights and Procedures

The close of business of the Company (5:00 p.m. Eastern Time) on March 21, 2006 has been fixed by the Board of Directors as the record date and time for determining shareholders entitled to notice of, and to vote at, the annual meeting. Only shareholders of record as of that date and hour will be entitled to notice of, and to vote at, the annual meeting.

On the record date, there were 3,490,806 shares of common stock of the Company outstanding and eligible to be voted at the annual meeting. Each share is entitled to one vote on each matter properly brought before the annual meeting. Other than Company common stock, there are no other outstanding securities of the Company entitled to vote at the annual meeting.

If the enclosed proxy card is properly signed by a shareholder and is not revoked, the shares represented thereby will be voted at the annual meeting in the manner specified on the proxy. However, if a proxy solicited by the Board of Directors does not specify how it is to be voted, it will be voted as the Board recommends, that is, (a) “FOR” the election of two nominees for director named in this proxy statement; (b) “FOR” the adoption of the 1st Constitution Bancorp 2006 Directors Stock Plan; (c) “FOR” the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006; and (d) in connection with the conduct of other business, if properly raised, in accordance with the judgment of the person or persons voting the proxy. If, for any reason, any of the nominees for director are unable or unavailable to serve or for good cause will not serve, an event that we do not anticipate, the shares represented by the accompanying proxy will be voted for a substitute nominee designated by the Board or the size of the Board may be reduced.

If any other matters are properly presented at the annual meeting for consideration, such as consideration of a motion to adjourn the annual meeting to another time or place, the persons named as proxies will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote, unless the shareholder otherwise specifies in the proxy. At the date this proxy statement, we do not anticipate that any other matters will be raised at the annual meeting.

Required Vote

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote generally for the election of directors is necessary to constitute a quorum at the annual meeting. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that item and has not received instructions from the beneficial owner.

The affirmative vote of a plurality of the votes cast at the annual meeting is required to elect a director. Thus, an abstention or a broker “non-vote” will have no effect on the outcome of the vote on election of directors at the annual meeting. The affirmative vote of a majority of the votes cast at the annual meeting is required to approve the 1st Constitution Bancorp 2006 Directors Stock Plan and to ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2006 fiscal year.

Election inspectors appointed for the annual meeting will tabulate the votes cast by proxy or in person at the meeting. The election inspectors will determine whether or not a quorum is present. Votes will NOT be considered cast if the shares are not voted for any reason, including an abstention indicated as such on a written proxy or ballot, if directions are given in a written proxy to withhold votes, or if the votes are withheld by a broker.

Revocability of Proxies

Any shareholder giving a proxy has the right to attend and vote at the annual meeting in person. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy executed in your favor from the holder of record to be able to vote at the annual meeting. If you submit a proxy and then wish to change your vote or vote in person at the annual meeting, you will need to revoke the proxy that you have submitted. You can revoke your proxy at any time before it is exercised by delivery of a properly executed, later-dated proxy or a written revocation of your proxy. A later-dated proxy or written revocation must be received before the meeting by the Corporate Secretary of the Company, at P.O. Box 634, 2650 Route 130 North, Cranbury, New Jersey 08512, or it must be delivered to the Corporate Secretary at the annual meeting before proxies are voted.

Multiple Copies of Annual Report and Proxy Statement

When more than one holder of Company common stock shares the same address, we may deliver only one annual report and one proxy statement to that address unless we have received contrary instructions from one or more of those shareholders. Similarly, brokers and other intermediaries holding shares of Company common stock in “street name” for more than one beneficial owner with the same address may deliver only one annual report and one proxy statement to that address if they have received consent from the beneficial owners of the stock.

We will deliver promptly upon written or oral request a separate copy of the annual report and proxy statement to any shareholder, including a beneficial owner of stock held in “street name,” at a shared address to which a single copy of either of those documents was delivered. To receive additional copies of our annual report and proxy statement, you may call or write Joseph M. Reardon, Senior Vice President and Treasurer, 1st Constitution Bancorp, at P.O. Box 634, 2650 Route 130 North, Cranbury, New Jersey 08512, telephone (609) 655-4500 or send an e-mail to jmr@1stconstitution.com.

You may also contact Mr. Reardon at the address or telephone number above if you are a shareholder of record of the Company and you wish to receive a separate annual report and proxy statement in the future, or if you are currently receiving multiple copies of our annual report and proxy statement and want to request delivery of a single copy in the future. If your shares are held in “street name” and you want to increase or decrease the number of copies of our annual report and proxy statement delivered to your household in the future, you should contact the broker or other intermediary who holds the shares on your behalf.

Solicitation of Proxies

This proxy solicitation is being made by the Board. The cost of the solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone, facsimile, email, or other electronic means by officers, directors and employees of the Company. We will not specially compensate those persons for such solicitation activities. We may retain a proxy-soliciting firm to assist us in soliciting proxies. If so, we would pay the proxy-soliciting firm a fee and reimburse it for certain out-of-pocket expenses. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of common stock held of record by such persons, and we will reimburse such persons for their reasonable expenses incurred in forwarding the materials.

ITEM 1 - ELECTION OF DIRECTORS

The Company’s Board of Directors is divided into three separate classes of directors, designated as Class I, Class II, and Class III. One director in Class I is serving a three year term which expires in 2006 and the other director in Class I is serving an initial two-year term also expiring in 2006; directors in Class II are serving a three year term which expires in 2007; and the director in Class III is serving a three year term which expires in 2008, and in each case until their successors are duly elected and qualified. At each annual meeting of shareholders, one class of directors will be elected for terms of three years to succeed those directors in the class whose terms then expire.

The Company’s certificate of incorporation requires each class of directors to consist as nearly as possible of one-third of the authorized number of directors. In the event that a nominee stands for election as a director at an annual meeting as a result of an increase by the Board of Directors of the authorized number of directors and such nominee is to serve in a class of directors whose term is not expiring at such annual meeting, the nominee, if elected, may stand for an initial term expiring concurrent with the expiration of the term of the directors in the class to which such nominees is elected as a director.

The director nominees for election at the annual meeting are the two nominees for election as a Class I directors, Charles S. Crow, III and David C. Reed, who, if elected, will serve a three-year term expiring in 2009 and until their successors are duly elected and qualified.

The number of nominees was determined by the Board of Directors pursuant to the Company’s By-Laws. If, for any reason, the nominees for director are unable or unavailable to serve or for good cause will not serve, the shares represented by the accompanying proxy will be voted for a substitute nominee designated by the Board or the size of the Board may be reduced. The Board believes that the named nominees are available, and, if elected, will be able to serve.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth (i) the names, ages and classes of the nominees for election to director and the directors whose terms extend beyond 2006 and the name and age of the executive officer of the Company who does not also serve as director of the Company, (ii) the other positions and offices presently held by such persons with the Company, if any, (iii) the period during which such persons have served on the Board of Directors of the Company, (iv) the expiration of each director’s term as director, and (v) the principal occupations and employment of the persons during the past five years.

NOMINEES FOR ELECTION AT 2006 ANNUAL MEETING

Name and Position with			Director Expiration
the Company, if any	Age	Class	Since	of Term	Principal Occupation

Charles S. Crow, III, Chairman	56	I	1999	2006	Attorney, Crow & Associates,
of the Board					Princeton, New Jersey

David C. Reed, Director	55	I	2004	2006	CEO, Mapleton Nurseries/
					Kingston, New Jersey and
					Managing Director, Reed &
					Company/Princeton, New Jersey

DIRECTORS WHOSE TERMS EXTEND BEYOND THE 2006 ANNUAL MEETING

Name and Position with			Director	Expiration
the Company, if any	Age	Class	Since	of Term	Principal Occupation

Robert F. Mangano, Director,	60	III	1999	2008	President and Chief Executive
President and Chief					Officer, 1st Constitution
Executive Officer					Bank/Cranbury, New Jersey

William M. Rue, Director and	58	II	1999	2007	President, Rue
Corporate Secretary					Insurance/Trenton, New Jersey
					and President, Rue Financial
					Services, Inc./Trenton, New
					Jersey

Frank E . Walsh, III, Director	39	II	1999	2007	Vice President, Jupiter Capital
					Management/Morristown,
					New Jersey

EXECUTIVE OFFICER

Name and Position with the
Company	Age	Principal Occupation

Joseph M. Reardon,	53	Senior Vice President and Treasurer
Senior Vice President and		1st Constitution Bank/Cranbury, New Jersey
Treasurer

Directors

Set forth below is the name of, and certain biographical information regarding, the directors of the Company.

Charles S. Crow, III has served as the Chairman of the Board of the Company and of the Bank since March 2005. Mr. Crow is a partner in the law firm of Crow & Associates in Princeton, New Jersey. From January 1, 1992 to November 30, 1998, Mr. Crow was a partner in the law firm of Crow & Tartanella in Somerset, New Jersey. Mr. Crow serves as a director of each of Robeco-Sage Triton Fund, L.L.C. and Robeco-Sage Multi-Strategy Fund, LLC, each of which is a closed-end, non-diversified, management investment company that is registered under the Investment Company Act of 1940, as amended.

Robert F. Mangano is the President and Chief Executive Officer of the Company and of the Bank. Prior to joining the Bank in 1996, Mr. Mangano was President and Chief Executive Officer of Urban National Bank, a community bank in the northern part of New Jersey for a period of three years and a Senior Vice President of another bank for one year. Prior to such time, Mr. Mangano held a senior position with Midlantic Corporation for 21 years. Mr. Mangano is a director of the Englewood Hospital Medical Center and serves as Vice Chairman of the Board of the Hospital. Mr. Mangano is on the Executive Board of the George Washington Council of the Boy Scouts of America and has served as Treasurer of the John Harms Theater.

David C. Reed is a Certified Public Accountant with senior executive experience. Mr. Reed has been the Chief Executive Officer, principal owner, and co-founder of Mapleton Nurseries, a wholesale nursery specializing in container-grown native and ornamental trees and shrubs in Kingston, New Jersey since 1998, and has served as Managing Director of Reed & Company, a privately held wealth management and consulting firm in Princeton, New Jersey since 1995. Mr. Reed has extensive experience with policy development and implementation, establishment and management of international operations, financial and tax planning, risk management, and systems analysis and development. Mr. Reed serves as director and chair of the audit committee of Robeco-Sage Triton Fund, L.L.C. and Robeco-Sage Multi-Strategy Fund, L.L.C., each of which is a closed-end, non-diversified, management investment company that is registered under the Investment Company Act of 1940, as amended.

William M. Rue is President of Rue Insurance, an insurance agency, and Rue Financial Services, Inc., a financial services provider, each of which has its principal office in Trenton, New Jersey. Mr. Rue is also a director of Selective Insurance Group, Inc. Mr. Rue has been a Chartered Property Casualty Underwriter since 1972 and an Associate in Risk Management since 1994. Mr. Rue also serves as a trustee of Rider University and a director of the Robert Wood Johnson University Hospital at Hamilton. Mr. Rue is a member of the Cranbury Township Zoning Board of Adjustment.

Frank E. Walsh, III has been a Vice President of Jupiter Capital Management based in Morristown, New Jersey, since 1991. Jupiter, and its affiliated entities, make investments across numerous asset classes for their clients. Prior to joining Jupiter, Mr. Walsh was an analyst for Kidder Peabody, Inc., in New York City. Mr. Walsh serves as a director for several other charitable and for-profit boards.

No director of the Company other than Messrs. Crow, Reed and Rue is also a director of any company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940.

All of the above directors of the Company also serve as directors of the Bank.

Executive Officer

Set forth below is the name of, and certain biographical information regarding, an executive officer of the Company who does not serve as a director of the Company.

Joseph M. Reardon is the Senior Vice President and Treasurer of the Company and the Bank. Prior to joining the Bank in May 2000, Mr. Reardon held financial executive positions with a number of firms including most recently 13 years with B.M.J. Financial Corp., a bank holding company ending in April 1997. Mr. Reardon briefly retired from April 1997 to April 1998. Mr. Reardon came out of retirement to serve as chief financial officer of the New Jersey State Aquarium at Camden, a position held by Mr. Reardon until April 2000.

Recommendation and Vote Required

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEES.

A director will be elected by a plurality of the votes cast at the annual meeting, whether in person or by proxy.

CORPORATE GOVERNANCE

General

The Company is committed to establishing sound principles of corporate governance which promote honest, responsible and ethical business practices. The Company’s corporate governance practices are actively reviewed and evaluated by the Board of Directors and the Nominating Committee. This review includes comparing the Board’s current governance policies and practices with those suggested by authorities active in corporate governance as well as the practices of other public companies. Based upon this evaluation, the Board has adopted those policies and practices that it believes are the most appropriate corporate governance policies and practices for the Company.

Board Independence and Composition

The Board of Directors has determined that a majority of the directors and all current members of the Nominating Committee, Compensation Committee, and Audit Committee are “independent” within the meaning of the Nasdaq independence standards, and that the members of the Audit Committee are also “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934.

The Company’s independent directors are: Charles S. Crow, III, William M. Rue, Frank E. Walsh, III and David C. Reed.

In making each of these independence determinations, the Board considered and broadly assessed, from the standpoint of materiality and independence, all of the information provided by each director in response to detailed inquiries concerning the director’s independence and any direct or indirect business, family, employment, transactional or other relationship or affiliation of such director with the Company.

Board Committees and Meetings

The Company has three standing committees of the Board of Directors: the Audit Committee, the Nominating Committee, and the Compensation Committee.

Audit Committee

The Audit Committee is comprised of David C. Reed (Chairman), Charles S. Crow, III, William M. Rue and Frank E. Walsh, III. The Audit Committee serves as a communication point among non-Audit Committee directors, internal auditors, the independent accountants and Company management as their respective duties relate to financial accounting, financial reporting and internal controls. The Audit Committee assists the Board of Directors in fulfilling its responsibilities with respect to accounting policies, internal controls, financial and operating controls, standards of corporate conduct and performance, financial reporting practices and sufficiency of auditing.

The Board has determined that all Audit Committee members are able to read and understand financial statements and at least one member has accounting or related financial management expertise in accordance with the applicable Nasdaq rules. The Board has also determined that David C. Reed qualifies as an “audit committee financial expert,” and serves as the Company’s “audit committee financial expert.” No member of the Audit Committee received any compensation from the Company during fiscal 2005 other than compensation for services as a director.

Nominating Committee

The Nominating Committee is comprised of Messrs. Rue, Walsh and Crow. The Nominating Committee is responsible for recommending for consideration by the Board candidates to serve as directors of the Company as well as the re-election of current directors. The committee also reviews recommendations from shareholders regarding corporate governance and director candidates. The procedure for submitting recommendations of director candidates is set forth below under the caption “Selection of Director Candidates”.

The Nominating Committee charter is not available to security holders on the Company’s website. A copy of the Nominating Committee charter is included as an appendix to the Company’s definitive proxy statement relating the Company’s 2004 annual meeting of shareholders, which was filed with the SEC on April 21, 2004.

Compensation Committee

The Compensation Committee is comprised of Messrs. Walsh (Chairman), Crow, and Rue. The Compensation Committee reviews and approves the compensation arrangements for the Company’s executives and outside directors. The Compensation Committee administers the Company’s equity incentive plans and makes awards pursuant to those plans.

Attendance at Board Meetings, Committee Meetings, and Annual Meetings

In fiscal 2005, the Board of Directors held eight meetings (seven of which included a meeting of the Board of Directors of the Bank), the Audit Committee held four meetings, the Compensation Committee held three meetings, and the Nominating Committee held no meetings. Each director attended at least 75% of the aggregate meetings of the Board of Directors and of the committees of which such director was a member.

Unless there are mitigating circumstances, such as medical, family or business emergencies, Board members are expected to participate in all Board meetings and all committee meetings of which the director is a member and to attend the Company’s annual meeting of shareholders. All Board members attended last year’s annual meeting of shareholders.

Director Compensation

During 2005, non-employee directors of the Company and non-employee directors of the Bank were compensated for services rendered in such capacities at the rate of $500 per Board meeting and $500 per Board committee meeting attended. Directors serving on the Board of the Company who also serve on the Board of the Bank do not receive additional compensation for attending a Bank Board meeting that is held on a date upon which the director attends a Company Board meeting. Non-employee directors of the Company are also eligible to participate in the Directors’ Insurance Plan and Messrs. Charles S. Crow, III, William M. Rue, Frank E. Walsh, III and David C. Reed currently participate in the plan. See “Directors’ Insurance Plan” on page 20. No cost of this benefit is allocable to any individual director.

Non-employee directors are also eligible to participate in the Company’s Directors Stock Option and Restricted Stock Plan. For the year ended December 31, 2005, Mr. Reed was granted options to purchase 2,500 shares, 20% of which vested upon grant with the balance subject to time vesting requirements. For the years ended December 31, 2004 and 2003, no stock options or restricted stock awards were granted to directors.

Executive Sessions of Non-Management Directors

Our Corporate Governance Guidelines adopted in March 2004 require non-management directors to meet in executive sessions periodically at least two times per year. At each executive session, the non-management directors will select a director to preside at the meeting. Four executive sessions of non-management directors were held in 2005.

Selection of Director Candidates

The Nominating Committee has established a policy regarding the consideration of director candidates, including those recommended by shareholders. The Nominating Committee, together with the President and other Board members, will from time to time as appropriate identify the need for new Board members. Particular proposed director candidates who satisfy the criteria set forth below and otherwise qualify for membership on the Board will be identified by the Nominating Committee. In identifying candidates, the Nominating Committee will seek input and participation from the President, other Board members, and other appropriate sources, to ensure that all points of view can be considered and the best possible candidates can be identified. The Nominating Committee may also, as appropriate, engage a search firm to assist it in identifying potential candidates. Members of the Nominating Committee, the President and other Board members, as appropriate, may personally interview selected director candidates and provide input to the Nominating Committee. The Nominating Committee will determine which candidate(s) are to be recommended to the Board for approval.

Shareholders wishing to submit a director candidate for consideration by the Nominating Committee must submit the recommendation to the Nominating Committee, c/o President and Chief Executive Officer, 1st Constitution Bancorp, P.O. Box 634, 2650 Route 130 North, Cranbury, New Jersey 08512 in writing, not less than 120 days nor more than 150 days prior to the first anniversary date of the preceding year’s annual meeting. To ensure that a shareholder wishing to propose a candidate for consideration by the Nominating Committee has a significant stake in the Company, to qualify for consideration by the Nominating Committee, the shareholder submitting the candidate must demonstrate that he or she has been the beneficial owner of at least 1% of the Company’s outstanding shares for a minimum of one year prior to the submission of the request. The request must be accompanied by the same information concerning the director candidate and the recommending shareholder as described in Article I, Section 9 of the Company’s by-laws for shareholder nominations for director. The Nominating Committee may also request any additional background or other information from any director candidate or the recommending shareholder as it may deem appropriate. Nothing above shall limit a shareholder’s right to propose a nominee for director at an annual meeting in accordance with the procedures set forth in the Company’s by-laws.

All directors play a critical role in guiding the Company’s long-term business strategy and in overseeing the management of the Company. Board candidates are considered based on various criteria which may change over time and as the composition of the Board changes. The following factors, at a minimum, are considered by the Nominating Committee as part of its review of all director candidates and in recommending potential director candidates to the Board:

  appropriate mix of educational background, professional background and business experience to make a significant contribution to the overall composition of the Board;

  global business and social perspective;

  if the Committee deems it applicable, whether the candidate would be considered a financial expert or financially literate as described in SEC or Nasdaq rules or an audit committee financial expert as defined by the Sarbanes-Oxley Act of 2002;

  if the Committee deems it applicable, whether the candidate would be considered independent under Nasdaq rules and the Board’s additional independence guidelines set forth in the Company’s Corporate Governance Guidelines;

  demonstrated character and reputation, both personal and professional, consistent with the image and reputation of the Company;

  willingness to apply sound and independent business judgment;

  ability to work productively with the other members of the Board; and

  availability for the substantial duties and responsibilities of a director of the Company.
Shareholder Communications Process

Information regarding the Company’s process for shareholders to communicate with the Board of Directors and the manner in which such communications are forwarded is available on the Company’s website located at www.1stconstitution.com, under “About Us”.

Code of Business Conduct and Ethics and Corporate Governance Guidelines

The Company has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) which applies to the Company’s chief executive officer and principal financial and accounting officer and to all other Company directors, officers and employees. The Company filed its Code of Conduct as an exhibit to its 2003 Annual Report on Form 10-K filed with the SEC on March 25, 2004. The Company will disclose any substantive amendments to, or waivers from, provisions of the Code of Conduct made with respect to the chief executive officer or principal financial and accounting officer in a Current Report on Form 8-K filed with the SEC.

The Company has also adopted Corporate Governance Guidelines which are intended to provide guidelines for the governance of the Company by the Board and its committees.

STOCK OWNERSHIP OF MANAGEMENT
AND PRINCIPAL SHAREHOLDERS

The following table sets forth information concerning the beneficial ownership of the Company common stock as of March 21, 2006 by each director/nominee, by the Company’s named executive officers, by all directors and executive officers as a group, and by any individual or group owning 5% or more of the Company common stock. The Company knows of no person or group that beneficially owns 5% or more of the Company common stock. Unless otherwise specified, all persons listed below have sole voting and investment power with respect to their shares of Company common stock.

	Number of Shares	Percent of
Name of Beneficial Owner	Beneficially Owned (a)	Stock
Charles S. Crow, III	21,883 (b)	*
Robert F. Mangano	172,406 (c)	4.84%
William M. Rue, C.P.C.U.	152,772 (d)	4.37%
Frank E. Walsh, III	161,007 (e)	4.60%
David C. Reed	1,155 (f)	*
Joseph M. Reardon	12,943 (g)	*
All Directors and Executives Officers of the
Company as a Group (6 Persons)	522,166 (h)	14.53%
* less than one percent

(a)	The securities “beneficially owned” by an individual are determined in accordance with the definition of “beneficial interest” set forth in SEC regulations and, accordingly, may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as the individual, as well as other securities as to which the individual has or shares voting or investment power. Beneficial ownership may be disclaimed as to some of the shares. A person is also deemed to beneficially own shares of Company common stock which such person does not own but has a right to acquire presently or within sixty days after March 21, 2006.

(b)	Includes 3,105 shares owned directly by Mr. Crow, options to purchase 6,895 shares of Company common stock, all of which are currently exercisable, 2,946 shares of Company common stock held by Crow & Associates Profit Sharing Plan and 2,946 shares of Company common stock held by Crow Family Associates, LLC.

(c)	Includes 100,089 shares owned directly by Mr. Mangano, options to purchase 72,317 shares of Company common stock that are currently exercisable, but does not include grants of 12,311 shares of restricted stock, which have not been issued, do not vote, and are subject to vesting based on continued service.

(d)	Includes 63,722 shares owned directly by Mr. Rue, 55,532 shares owned jointly with Mr. Rue’s wife, 24,309 shares held by Mr. Rue’s wife, 2,314 shares held by Charles E. Rue & Sons, Inc., and options to purchase 6,895 shares of Company common stock, all of which are currently exercisable.

(e)	Includes 2,996 shares owned directly by Mr. Walsh, 151,116 shares of Company common stock owned by Mulligan Holdings, L.P., over which Mr. Walsh may be deemed to have beneficial ownership, and includes options to purchase 6,895 shares of Company common stock, all of which are currently exercisable.

(f)	Includes 630 shares owned jointly with Mr. Reed’s wife and options to purchase 525 shares that are currently exercisable.

(g)	Mr. Reardon owns 4,733 shares directly. The amount in the table also includes options to purchase 8,210 shares of Company common stock that are currently exercisable but does not include grants of 4,180 shares of restricted stock, which have not been issued, do not vote, and are subject to vesting based on continued service.

(h)	Includes options to purchase 101,737 shares of Company common stock, all of which are currently exercisable, and does not include 16,491 unvested awards of restricted stock, which have not been issued, do not vote, and are subject to vesting based on continued service.

EXECUTIVE COMPENSATION

The following table is a summary of certain information concerning compensation during the last three fiscal years paid to the Company’s named executive officers (the only executive officers of the Company whose total cash compensation exceeded $100,000 for the year ended December 31, 2005).

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation
					Awards		Payouts

						Securities
						Underlying
					Restricted	Stock	All
				Other Annual	Stock	Option	Other
Name and Principal		Salary	Bonus	Compensation	Awards	Grants	Compensation
Position	Year	($)	($)	($)	($)	(#)	($)
Robert F. Mangano,
President and Chief
Executive Officer	2005	330,000	135,000	--	97,839 (1)	2,100	13,968(2)
	2004	300,000	135,000	--	87,875 (1)	-	6,500(2)
	2003	265,000	118,750	--	58,443 (1)	-	6,000(2)

Joseph M. Reardon,
Senior Vice President
and Treasurer	2005	125,000	35,000	--	35,595 (1)	2,100	3,745(3)
	2004	120,000	25,000	--	25,297 (1)	2,100	3,538(3)
	2003	110,000	21,000	--	13,792 (1)	1,050	3,344(3)

(1)	Subject to a vesting schedule of 25% each year over four years.

(2)	Represents Company contributions under 401(k) Plan of $5,469 in 2005, $6,500 in 2004 and $6,000 in 2003 and Company payments under long term disability plan of $8,499 in 2005. Company contributions to a Supplemental Executive Retirement Plan for the benefit of the employee are not allocable to any individual and are only allocable to the group. See “Supplemental Executive Retirement Plan” on page 14. Therefore, no such amounts are included in the table.

(3)	Represents Company contributions under 401(k) Plan. Company contributions to a Supplemental Executive Retirement Plan for the benefit of the employee are not allocable to any individual and are only allocable to the group. See “Supplemental Executive Retirement Plan” on page 14. Therefore, no such amounts are included in the table.

Stock Option Grants in 2005

The following table shows all stock option grants during 2005 to the named executive officers and the potential value of options granted during 2005. The Company did not use SARs as compensation in 2005.

STOCK OPTION GRANTS/SARS IN LAST FISCAL YEAR

% of Total
	Number of	Options/
	Securities	SARs
	Underlying	Granted to	Exercise or
	Options/SARs	Employees in	Base Price	Expiration
Name	Granted(#)	Fiscal Year	($/Sh)	Date

Robert F. Mangano	2,100 (1)	16%	19.76 (1)	December 15, 2015

Joseph M. Reardon	2,100 (1)	16%	19.76 (1)	December 15, 2015

(1)	Adjusted for the 5% stock dividend declared December 15, 2005 and paid January 31, 2006 to shareholders of record on January 17, 2006.

Aggregated Option Exercises in 2005 and Year-End Option Value

The following table shows options exercised, if any, during 2005, and the value of unexercised options held at year-end 2005, by the named executive officers. The Company did not use SARs as compensation in 2005.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
OPTION/SAR VALUES

			Number of Securities	Value of Unexercised
			Underlying Unexercised	In-The-Money
			Options/SARs at FY-	Options/SARs at FY-
	Shares	Value	End (#)	End ($)
	Acquired on	Realized	Exercisable/	Exercisable/
Name	Exercise (#)	($)	Unexercisable	Unexercisable

Robert F. Mangano	-	-	72,317 / 1,580 (1)	1,477,436 / 32,279

Joseph M. Reardon	-	-	8,210 / 4,658 (1)	167,730 / 95,163

(1)	Adjusted for the 5% stock dividend declared December 15, 2005 and paid January 31, 2006 to shareholders of record on January 17, 2006.

Supplemental Executive Retirement Plan

The Company adopted the 1st Constitution Bancorp Supplemental Executive Retirement Plan effective September 4, 2002 and amended it effective January 1, 2004. The 1st Constitution Bancorp Supplemental Executive Retirement Plan, as amended, is referred to herein as the “SERP”. Under the terms of the SERP, a committee of the Board is authorized to select executives of the Company and the Bank for participation therein. The current participants who are executive officers are Messrs. Mangano and Reardon.

Under the terms of the SERP, participants earn the right to an annual nonqualified pension benefit to be paid following termination of employment, subject to a vesting schedule. The SERP benefit is generally equal to their final base compensation, multiplied by a multiplier percentage selected for such participant by the committee. The multiplier percentages for Messrs. Mangano and Reardon are 50%, and 25%, respectively. Final base compensation is generally equal to the participant’s highest annual rate of base compensation in effect during the twelve month period prior to termination of employment. In the event that a participant terminates employment prior to age 65 (for reasons other than disability, death or change of control (as defined in the SERP)), then the SERP benefit is reduced by 5% for each full or partial year by which the participant’s termination date precedes his or her attainment of age 65.

A participant’s SERP benefit is further subject to a vesting schedule, which may be accelerated from time to time in the sole determination of the Board of Directors. The vesting schedule generally provides that for each full year of service with the Company or the Bank (including years of service prior to the implementation of the SERP), the participant earns 10% of vesting credit. For example, a participant who has six full years of service will be 60% vested in his or her SERP benefit. A participant will become fully vested, however, in the event of the occurrence of his or her death or disability while employed by the Company or the Bank, or upon the occurrence of a change of control (as defined in the SERP). A participant will also automatically become fully vested upon attainment of age 65, if employed on that date. Forfeiture of all rights to the SERP benefit would occur upon termination for cause (as defined in the SERP). In the case of Mr. Mangano, the Board has fully vested his rights in his SERP benefit.

In the event that a participant commences receipt of his or her SERP benefit following age 65 (or following a change of control), the participant will be entitled to a lifetime annuity with a 15 year minimum guaranteed payout period, or the actuarial equivalent thereof. For payments commencing prior to age 65 (assuming no change of control), the participant will be entitled to a 15 year guarantee payout (but without a life annuity), or the actuarial equivalent thereof. In the event of termination of employment as a result of disability, the participant will be entitled to his or her SERP benefit commencing at age 65, unreduced for early retirement, in the form of a lifetime annuity with a 15 year minimum guaranteed payout period. For terminations following a change of control, the SERP benefit will be paid at age 65 or at any time following termination of employment (at the election of the participant), with a 5% reduction for each year (or portion thereof) by which the commencement date precedes the participant’s 65th birthday.

Employment Contracts and Termination of Employment and Change of Control Arrangements

On February 22, 2005, the Company, upon the authorization of the Compensation Committee of its Board of Directors, entered into a three-year employment agreement with Robert F. Mangano (the “Employment Agreement”), effective as of January 1, 2005, which replaced Mr. Mangano’s prior employment agreement with the Company, dated as of April 22, 1999. Pursuant to the terms of the Employment Agreement, Mr. Mangano will continue to serve as the President and Chief Executive Officer, and as a director, of each of the Company and the Bank, and will receive an annual base salary of at least $330,000 plus a cash bonus not to exceed 50% of his base salary;

  will participate in the Company’s stock equity plans on at least an annual basis;

  is entitled to participate in the employee benefit plans maintained by the Company and the Bank, including the 401(k) program, the medical insurance and reimbursement program, the group term life insurance program, the group disability program, and the Company’s Supplemental Executive Retirement Plan; and

  is entitled to reimbursement for reasonable out-of-pocket business expenses, the use of an automobile, a country club membership and reimbursement for reasonable moving costs associated with his relocation to the market area of the Bank.

The Employment Agreement is subject to automatic one year extensions but may not be extended beyond October 21, 2010.

Mr. Mangano will be entitled to receive as severance an amount equal to twice his then annual base salary, plus any appropriate cash bonus, if his employment is terminated by the Company for a reason other than just cause, death or disability, or by Mr. Mangano for good reason. Good reason includes:

  if Mr. Mangano is required to move his personal residence out of the Bank’s geographic area;

  if Mr. Mangano is assigned duties and responsibilities substantially inconsistent with those normally associated with his position;

  a material reduction in responsibilities or authority;

  a reduction of base salary or a material reduction in benefits; or

  a material breach of the Employment Agreement by the Company which is not cured within 30 days after he notifies the Company of the breach.

Severance is payable in equal consecutive monthly payments, or in one lump sum within 10 days after the termination, at the discretion of the Company.

In the event there is a Change in Control of the Company and within 12 months thereafter Mr. Mangano’s employment is terminated by the Company for a reason other than just cause, disability or death, or by Mr. Mangano for any reason, then Mr. Mangano would be generally entitled to a lump sum amount equal to three times the aggregate of his base salary plus a projected annual cash bonus to be paid within 10 days after termination.

For the purposes of the Employment Agreement, “Change in Control” includes:

  significant changes in the stock ownership of the Company;

  the first purchase of the Company’s voting stock pursuant to a third party tender or exchange offer;

  the acquisition by any person, directly or indirectly, of the control of the election of a majority of the Company’s directors;

  the exercise of a controlling influence over the management or policies of the Company by any person or by persons acting as a group within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act;

  certain changes in the Board of Directors of the Company;

  the approval of the Company’s shareholders of a merger or consolidation (other than certain such transactions in which the Company is the surviving entity), a sale of substantially all the assets of the Company, or a complete liquidation of the Company.

In the event that any severance payments would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, or any interest or penalties are incurred by Mr. Mangano as a result of such excise tax, Mr. Mangano will be entitled to receive a gross-up to offset any such amounts.

Mr. Mangano will be subject to a restrictive covenant upon termination. Pursuant to the restrictive covenant, Mr. Mangano may not, for one year following the termination or discontinuation of Mr. Mangano’s employment or during the remaining term of the Employment Agreement, serve as an officer or director or employee of any community bank, savings association or mortgage company with principal offices in Middlesex County, New Jersey, and which offers products and/or services from offices in Middlesex County, New Jersey, competing with those offered by the Bank.

Effective April 1, 2004, the Company entered into a change of control agreement with Joseph M. Reardon, Senior Vice President and Treasurer of the Company (the “Change of Control Agreement”). Under the Change of Control Agreement, if Mr. Reardon’s employment is terminated during the 18 month period after a Change in Control:

•	by the Company for other than cause, death or disability; or

•	by Mr. Reardon for good reason including:

	•	a significant reduction in authority or responsibility;

	•	an assignment of duties that are materially different or require a significant increase in travel;

	•	a reduction in base salary or the failure to grant reasonable increases in base salary;

	•	a relocation of the Company’s principal offices to a location outside the State of New Jersey; or

	•	the failure by a successor to assume the agreement; then

Mr. Reardon would be entitled to receive 18 monthly payments equal to one-twelfth of his highest base salary that he received in the 12 months prior to such termination.

If payments under the Change of Control Agreement would not be deductible in whole or in part under Section 280G or 162(m) of the Internal Revenue Code of 1986, as amended, or any combination thereof, such payments shall be reduced until the payments are either fully deductible or are reduced to zero.

For purposes of the Change of Control Agreement, “Change in Control” is generally defined to include significant changes in the stock ownership of the Company, certain changes in the Board of Directors of the Company, certain business combinations, a complete liquidation of the Company and a sale of substantially all the assets of the Company.

Stock Option Plans

(a)     2005 Equity Incentive Plan

The 1st Constitution Bancorp 2005 Equity Incentive Plan (the “2005 Plan”) was adopted by the Board of Directors of the Company on February 17, 2005 and was approved by the shareholders on May 19, 2005.

The 2005 Plan is administered by the Compensation Committee of the Board, which determines the terms of each grant under the 2000 Plan. Under the 2005 Plan, the Company may grant participants stock options, restricted stock, or other awards determined by the Compensation Committee relating to an aggregate maximum of 315,000 shares of the Company’s common stock. Participants are limited in any year to awards under the Plan relating to no more than 20,000 shares per type of award (that is, options, restricted stock, and other awards), plus the amount of the participant’s unused annual limit relating to the same type of award as of the close of the previous year, subject to adjustment.

Awards may be granted under the 2005 Plan to employees of the Company or any subsidiary or affiliate, including any executive officer or employee director of the Company, a consultant or other person who provides substantial services to the Company or a subsidiary or affiliate, and any person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an award until such person has commenced employment with the Company or a subsidiary or affiliate. Non-employee directors are not eligible to participate in the 2005 Plan.

The exercise price of options granted under the 2005 Plan must equal the fair market value of the Company common stock at the time of grant, and the term of any option cannot exceed 10 years after the date of the grant. The number of shares of Company common stock covered by the 2005 Plan, and the amount and grant price for each award, shall be proportionally adjusted for any increase or decrease in the number of issued shares of Company common stock resulting from the subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares effected without receipt of consideration by the Company.

(b)     Key Employee Plan and 1996 Stock Option Plan

The Bank’s 1990 Employee Stock Option Plan for Key Employees, as amended (the “Key Employee Plan”), was adopted by the Board of Directors of the Bank and approved by the shareholders of the Bank in March 1990. The Bank’s 1996 Employee Stock Option Plan (the “1996 Stock Option Plan”) was adopted by the Board of Directors of the Bank and approved by the shareholders of the Bank in March 1997. In 1999, as part of the formation of the Company as a holding company for the Bank, the Key Employee Plan and the 1996 Stock Option Plan were each amended so that no further grants may be made thereunder, and each option to purchase one share of Bank common stock was converted into an option to purchase one share of Company common stock, and such plans were thereafter administered by a committee of the Board of Directors of the Company rather than a committee of the Board of Directors of the Bank.

As of the date of this Proxy Statement, options for 3,954 shares (as adjusted for all stock dividends) were outstanding under the Key Employee Plan, and options for 71,898 shares (as adjusted for all stock dividends) were outstanding under the 1996 Stock Option Plan.

(c)     2000 Employee Stock Option and Restricted Stock Plan

The 2000 Employee Stock Option and Restricted Stock Plan (the “2000 Plan”) was adopted by the Board of Directors of the Company and approved by the shareholders of the Company in April 2000. Under the 2000 Plan, the Company may issue stock options for up to 536,038 shares of its common stock to eligible employees, independent contractors, agents and consultants of the Company and its subsidiaries, but excluding non-employee directors of the Company, to aid in attracting and retaining employees, independent contractors, agents and consultants, and to closely align their interests with those of shareholders. The Company may also issue shares of Company restricted common stock under the 2000 Plan as a bonus to any employee for such consideration as determined by the committee in accordance with applicable laws.

The 2000 Plan is administered by the Compensation Committee of the Board, which determines the terms of each grant under the 2000 Plan. Under the 2000 Plan, the option price must equal the fair market value of the Company common stock at the time of grant, and the term of any option cannot exceed 10 years after the date of the grant. The number of shares of Company common stock covered by the 2000 Plan, and the amount and option price for each outstanding option, shall be proportionally adjusted for any increase or decrease in the number of issued shares of Company common stock resulting from the subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares effected without receipt of consideration by the Company.

As of the date of this proxy statement, options for 52,240 shares (as adjusted for all stock dividends) were outstanding under the 2000 Plan and 58,326 shares of restricted stock, subject to vesting based on continued service, have been granted under the 2000 Plan.

(d)     Directors Plan

The Board of Directors of the Company adopted a Directors Stock Option and Restricted Stock Plan for non-employee directors (the “Directors Plan”). The Directors Plan provides for options to purchase a total of not more than 140,708 shares of Company common stock by non-employee directors of the Company and its subsidiaries, including the Bank. As of the date of this Proxy Statement, options for 65,619 shares (as adjusted for all stock dividends) were outstanding under the Directors Plan.

The Directors Plan is administered by the Compensation Committee of the Board, which determines the terms of each grant under such Directors Plan. Under the Directors Plan, the option price must equal the fair market value of the Company common stock at the time of grant, and the term of any option cannot exceed 10 years from the date of the grant. The number of shares of Company common stock covered by the Directors Plan, and the amount and option price for each outstanding option shall be proportionally adjusted for any increase or decrease in the number of issued shares of Company common stock resulting from the subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares effected without receipt of consideration by the Company.

In the event that the Company’s 2006 Directors Stock Plan is approved by the shareholders at the annual meeting, the Directors Plan will be discontinued and no further awards will be made under the Directors Plan.

Directors’ Deferral Plan

The Company adopted the 1st Constitution Bancorp Directors’ Deferral Plan (the “Directors’ Deferral Plan”) effective as of September 4, 2002. Under the terms of the Directors’ Deferral Plan, members of the Board of Directors of the Company and/or the Bank who are not current employees may voluntarily elect to defer receipt of some or all of the directors’ fees and retainer amounts that would otherwise be payable to them.

Amounts that are deferred under the Directors’ Deferral Plan will be credited with an interest component calculated in one of two ways. A participating Director must choose which calculation methodology will apply for a given year, and must make the choice prior to the commencement of such year. The first interest rate component is equal to the prime rate, determined as of the first business day of the given calendar year (except for the 2002 year, for which the rate was determined as of the effective date). The second interest rate component is equal to the performance of the Company’s common stock during the course of the year (determined by averaging the closing prices of the Company’s common stock for each business day during the year), except that for this component there are certain minimum and maximum crediting rates, with such rates being 4% and 12% respectively.

Amounts paid under the Directors’ Deferral Plan will be paid in cash only. Amounts paid under the Directors’ Deferral Plan will be paid either in the form of a single lump sum, or in installments over a period of ten years, commencing following termination of service as a Director. The Directors’ Deferral Plan also provides for payment in the form of a single lump sum in the event of the death of a Director, and further provides for limited ability to receive payment prior to termination of service in the event of an unforeseeable emergency. Furthermore, in the event of a change of control of the Company (as defined in the Directors’ Deferral Plan), the Directors’ Deferral Plan will terminate automatically and all amounts credited thereunder will be distributed in the form of single lump sums to the participants or their beneficiaries. During 2005, no Directors of the Company participated in the Directors’ Deferral Plan.

On December 15, 2005, the Board terminated the Directors’ Deferral Plan, effective as of December 31, 2005. The termination prohibited any new deferrals on and after December 15, 2005. The plan was terminated because it was not being utilized by directors in sufficient numbers to justify the expense of plan operation. Only one director had participated in the plan since its inception and there were no directors currently making deferrals under the plan. Termination of the plan did not affect any previous deferrals made by directors.

Executive Life Insurance Agreements

The Bank entered into a life insurance arrangement with several executives in 2002. Under the terms of the individual life insurance agreements, the covered employees obtain current life insurance protection while employed, and cash value accumulates under the underlying policies. In the event that a covered employee terminates employment with the Bank, then coverage and all rights of the employee under the agreement and the policies ceases, unless the employee had both attained age 60 and completed 10 years of service with the Bank (including years of service prior to implementation of the agreements) at the time of termination of employment, in which case coverage will remain in effect until death. In addition, in the event of a change of control (as defined in the agreements) prior to termination of employment, coverage will remain in effect until death. Coverage would cease in the event of termination of employment for cause (as defined in the agreements). The Bank pays all premiums with respect to the policies.

The Bank owns the policies and all cash values thereunder. Upon the death of the covered employee, if the agreement is still in effect, the death proceeds will be used by the Bank to pay to the insured’s beneficiary an amount equal to three times the covered employee’s base annual salary (not including bonus or other forms of compensation) in effect at the time of his or her death or retirement, minus amounts payable by reason of any other group term insurance coverage provide by the Bank. The Bank is entitled to all other amounts payable under the policies. During 2005, Messrs. Mangano and Reardon were parties to these agreements.

Directors’ Insurance Plan

The Company adopted the 1st Constitution Bancorp Directors’ Insurance Plan (the “Directors’ Insurance Plan”), which was effective as of October 1, 2002 and amended as of February 19, 2004 and June 16, 2005. The Directors’ Insurance Plan covers all individuals who were members of the Board of Directors of the Company or of the Bank (who were not also employees of the Company or the Bank) on the effective date. Thereafter, members of the Board of Directors of the Company or of the Bank shall become participants in the Directors’ Insurance Plan after completion of ten years of service as a member of the applicable Board of Directors (provided that they are not then employed by the Company or the Bank) or at such earlier time as determined by the Board of Directors of the Company.

Under the Directors’ Insurance Plan, a covered individual is provided with term insurance coverage in the amount of one hundred thousand dollars. Coverage will remain in effect even if the individual’s service as a member of the Board of Directors ceases.

The Company pays all premiums due under the Directors’ Insurance Plan, and has all ownership rights to the policies and all cash values thereunder.

The Directors’ Insurance Plan may be amended, suspended or terminated at any time, except that (i) any amendment, suspension or termination of the Directors’ Insurance Plan with respect to a particular director that is not applicable to all other participants does not require the approval of the particular director unless “Cause” (as defined in the Directors’ Insurance Plan) exists with respect to the director, and (ii) termination may not occur without the consent of an affected director following a “Change of Control” (as defined in the Directors’ Insurance Plan). The Directors’ Insurance Plan may be terminated or suspended (in whole or in part) nevertheless at any time if failure to terminate or suspend the Plan would subject the Company, its officers or directors to sanctions by a regulatory agency.

Equity Compensation Plan Information

The following table provides information about the Company’s common stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s equity compensation plans as of December 31, 2005. The information in the table has been adjusted for the 5% declared December 15, 2005 and paid January 31, 2006 to shareholders of record on January 17, 2006.

			Number of securities
			remaining available for
	Number of securities		future issuance under
	to be issued upon	Weighted-average	equity compensation
	exercise of	exercise price of	plans (excluding
	outstanding options,	outstanding options,	securities reflected in
	warrants and rights	warrants and rights	column (a))
Plan category	(a)	(b)	(c)

Equity compensation plans
approved by security holders
(1)	129,364	$ 5.01	419,485

Equity compensation plans
not approved by security
holders (2)	65,932	$ 6.79	71,076

Total	194,983	$ 5.50	490,561

(1)	Includes the Company’s 1990 Employee Stock Option Plan for Key Employees, 1996 Employee Stock Option Plan, 2000 Employee Stock Option and Restricted Stock Plan and 2005 Equity Incentive Plan.

The 1990 Employee Stock Option Plan for Key Employees was adopted by the Board of the Bank and approved by the shareholders of the Bank in March 1990. The 1996 Employee Stock Option Plan was adopted by the Board of the Bank and approved by shareholders of the Bank in March 1997. In 1999, as part of the formation of the Company as a holding company for the Bank, these plans were each amended so that no further grants may be made thereunder, and each option to purchase one share of Bank common stock was converted into an option to purchase one share of Company common stock.

The Company’s 2000 Employee Stock Option and Restricted Stock Plan was adopted by the Board of the Company and approved by the shareholders in April 2000 and the Company’s 2005 Equity Incentive Plan was adopted by the Board of the Company in February 17, 2005 and approved by the shareholders in May 2005.

(2)	Directors Stock Option and Restricted Stock Plan.

The Company’s Directors Stock Option and Restricted Stock Plan was adopted by the Board, and became effective, on April 22, 1999, prior to the listing of the Company’s common stock on the Nasdaq National Market System. The plan provides for grants of non-qualified stock options and restricted stock awards to directors of the Company and its subsidiaries. Participants in the plan may be granted non-qualified stock options or restricted stock. All stock option grants have an exercise price per share of no less than the fair market value per share of common stock on the grant date and may have a term of no longer than 10 years after the grant date.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Messrs. Walsh, Crow, and Rue. An affiliate of Mr. Walsh has engaged in a loan transaction with the Bank, and Mr. Rue owns 25% of a real estate partnership which owns property that is subject to a mortgage in favor of the Bank. All loans by the Bank to such persons (i) were made in the ordinary course of business; (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons; and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.

CERTAIN TRANSACTIONS WITH MANAGEMENT

The Company, through its subsidiary the Bank, has made loans to its directors and executive officers and their associates and, assuming continued compliance with generally applicable credit standards, it expects to continue to make such loans. All of these loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2005, the Bank had total loans and loan commitments outstanding to directors and executive officers and their affiliates of approximately $2.6 million, or approximately 8.8% of total shareholder’s equity at that date. As of December 31, 2005, no director or executive officer of the Company was in default under any loan transaction with the Company or the Bank.

The Company entered into an Agreement for Consulting Services with Edward D. Knapp, as of September 4, 2002, which became effective on March 10, 2005 upon Mr. Knapp’s resignation as Chairman of the Board of Directors of the Company and the Bank. Under the terms of the agreement, the Company agreed to pay Mr. Knapp ratably on a monthly basis for a total of 10 years the amount of $55,000 per annum, in exchange for Mr. Knapp’s agreement to provide limited consulting services to the senior management team and to the Boards of Directors of the Company and the Bank and for Mr. Knapp’s agreement not to compete (as an employee, owner, director or otherwise) with the Company without the consent of the Company during the term of the agreement. The agreement provides for the cessation of payments if so required by an applicable regulatory agency or in the event that such payments would subject the Company or its subsidiaries, officers or directors to sanctions.

Mr. Knapp has the authority under the Agreement to defer receipt of payment of the consulting payments that he earns under the Agreement. In addition, in the event that Mr. Knapp were to die prior to the end of the 10 year term of the Agreement, then all remaining payments to be made under the agreement will be discounted to present value (using a current U.S. Treasury rate) and paid to his designated beneficiary.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Based on a review of the copies of reports furnished to the Company, the Company believes that during the year ended December 31, 2005, all filing requirements applicable to its officers, directors and 10% beneficial owners were met, except for one Form 4 to report a transaction on behalf of David C. Reed that was filed on June 20, 2005.

Board Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors, consisting entirely of independent directors, is responsible for establishing and overseeing policies governing annual and long-term compensation and benefits for the executive officers and other members of senior management of the Company and the Bank. The Compensation Committee approves compensation levels and the Board of Directors ratifies their recommendations. The Compensation Committee’s specific responsibilities include:

  reviewing the Company’s and the Bank’s general compensation and benefits policies, plans and programs, including incentive compensation program and equity-based plans;

  reviewing and approving goals and objectives relevant to the Chief Executive Officer’s compensation and the compensation of the other senior management;

  based on an evaluation of the Chief Executive Officer’s performance, both in relation to those goals and objectives and in leading the Company, determining the Chief Executive Officer’s compensation level; and

  upon the recommendation of the Chief Executive Officer, reviewing the base salary, incentive compensation and equity-based compensation of the other members of senior management.

The overall objectives of the Company’s executive compensation program are to attract and retain the highest quality executives to manage and lead the Company, and to provide annual and long term incentives to management, based on both Company performance and individual performance, in order to build and sustain value for shareholders.

Compensation decisions for the Company’s named executive officers, including the Chief Executive Officer, for the 2005 fiscal year were reviewed and determined by the Compensation Committee.

The Company’s executive compensation program for fiscal 2005 was reviewed and approved by the Compensation Committee. A compensation consultant was retained by the Compensation Committee to assist in reviewing competitive compensation programs for the Company in connection with the Company’s senior officers, including the Chief Executive Officer and the other named executive officer as well as other members of the management group. The Compensation Committee may consider organizations that differ from the banking organizations included in the industry group because, in the view of the Compensation Committee and its compensation consultant, the companies in the index are not necessarily the most representative group for purposes of determining competitive compensation pay practices for the senior executives. The Compensation Committee regularly reviews the competitiveness of the Company’s executive compensation practices.

Annual Base Salary. Annual base salaries for the named executive officers, including the Chief Executive Officer, are reviewed annually based upon survey data and increases through fiscal 2005 made by the Compensation Committee are based on appropriate competitive annual base salary levels for such executives. Actual total remuneration levels may range below or above target in any one year and over a period of years based on performance against annual and long-term goals as well as market price of the Company’s shares.

Stock Based and Long Term Incentive Compensation. The Board of Directors and the Compensation Committee are of the view that stock ownership or its equivalent by management aligns the interest of management with the Company’s shareholders. Stock options are granted at fair market value and are intended to align executive compensation opportunities with shareholder returns. Stock options and awards granted during fiscal 2005 were part of the Compensation Committee’s customary annual review and these grants were made at levels which the Compensation Committee determined to be appropriate long term equity-based incentives to such executives. In determining the specific levels of individual stock option and awards for fiscal 2005 for the Company’s executive officers, including the Company’s Chief Executive Officer, the Compensation Committee considered and weighed a number of factors, including the duties and responsibilities of the officer in question, the performance of the Company and of the particular officer in 2005, the performance anticipated from the officer in 2005 and future years and certain competitive factors.

Chief Executive Officer Compensation. Mr. Mangano’s base salary for 2005 was established by the Compensation Committee following and based on a performance review for 2005 conducted by the Compensation Committee. His annual incentive compensation award as set forth in the Summary Compensation Table was based on the Compensation Committee’s review of the net earnings performance of the Company against target goals. Mr. Mangano’s stock award was based on the Compensation Committee’s consideration of the factors discussed above. The Compensation Committee determined that each element and the aggregate of Mr. Mangano’s compensation for 2005 were fair and reasonable and within the range of compensation for chief executive officers of companies comparable to the Company.

The Company entered into an Employment Agreement with Mr. Mangano as of August 22, 1999 (the “Former Agreement”). The Former Agreement had an original term of three (3) years with the provision for annual extensions at each anniversary. The Compensation Committee determined to evaluate the terms and conditions of the Former Agreement in light of current compensation practices, the performance of Mr. Mangano as President and Chief Executive Officer of the Company since 1999 and the growing size and complexity of the Company.

In connection with this review, the Compensation Committee retained the services of an independent compensation consultant to review a number of issues with respect to Mr. Mangano’s compensation arrangements, including cash and non-cash components of his compensation, the term of the employment agreement, termination of employment benefits with and without a change of control of the Company, without “cause” termination by the Company and “good reason” termination by Mr. Mangano, gross-ups by the Company of benefit payments subject to Sections 280G and 4999 of the Code which imposes a federal excise tax on “golden parachute payments,” and contract benefit reductions as a result of the application of Section 162(m) of the Code which makes non-deductible for tax purposes by the Company certain payments by the Company in excess of $1,000,000 to an employee as compensation. On the basis of the advice of the compensation consultant, legal counsel and its own assessments, the Compensation Committee negotiated a new employment agreement with Mr. Mangano which the Company and Mr. Mangano executed on February 22, 2005.

The Compensation Committee believes the revised employment agreement is reasonable in light of current compensation arrangements prevailing among enterprises with which it competes for persons serving as chief executive officer, Mr. Mangano’s past performance as Chief Executive Officer of the Company and the past performance of the Company under his leadership as Chief Executive Officer.

SERP. Since 2002, the Company has had in effect a supplemental executive retirement program (“SERP”). The SERP is intended to provide a retirement benefit for the participants. Currently, the Company’s Chief Executive Officer and the Company’s Senior Vice President and Treasurer are the only participants, although one or more future participants could be added to the SERP by future action of the Compensation Committee.

Compliance With Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code generally allows a deduction to publicly traded companies for certain qualifying performance-based compensation. Section 162(m) disallows a deduction to the extent certain non-performance based compensation over $1 million paid to the Chief Executive Officer or to any other named executive officer. The Company believes that Section 162(m) deduction limits for fiscal 2005 will not be applicable or, if applicable, would not be material in terms of net financial effect. Therefore the Company does not intend to seek to change any fiscal 2005 compensation arrangements. The Company and the Compensation Committee will continue to monitor this matter.

Conclusion. The Compensation Committee believes that the compensation provided to the Company’s executive officers is reasonable and appropriate. The Compensation Committee also believes that such compensation is structured to promote high levels of individual and Company performance and to create the appropriate alignment among individual achievement, Company financial performance and the interests of the Company’s shareholders.

Compensation Committee

FRANK E. WALSH, III (Chair)
CHARLES S. CROW, III
WILLIAM M. RUE

Performance Graph

The following graph compares the percentage change in the cumulative total shareholders’ return on the Company’s common stock on an annual basis from December 31, 2000 through December 31, 2005, with the cumulative total return on the Nasdaq Stock Market (U.S.) Index and the Nasdaq Bank Index for the same period. In accordance with the SEC rules, the returns are indexed to a value of $100 at December 31, 2000 and it is assumed that all dividends were reinvested.

The Nasdaq Bank Index is currently comprised of companies in the banking industry, including banks and savings institutions and related holding companies, establishments performing functions closely related to banking, such as check cashing agencies, currency exchanges, safe deposit companies and corporations for banking abroad. The returns of each issuer in the Nasdaq Bank Index have been weighted according to the issuer’s stock market capitalization at the beginning of each period for which a return is indicated.

	Cumulative Total Return
	12/00	12/01	12/02	12/03	12/04	12/05
1st Constitution Bancorp	$100	200.87	286.65	327.26	391.08	476.11
Nasdaq Stock Market (U.S.)	$100	79.08	55.95	83.35	90.64	92.73
Nasdaq Bank	$100	106.35	107.47	137.00	154.24	149.95

Report of the Audit Committee of the Board of Directors

The Audit Committee of the Board of Directors of the Company is comprised of four independent directors appointed by the Board of Directors (each of whom is independent under applicable rules of the National Association of Securities Dealers). The Audit Committee operates under a charter that was adopted in March 2004 (the “Audit Committee Charter”). The Audit Committee Charter provides that the Audit Committee shall have the sole authority to appoint or replace the Company’s independent accountants.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The Company’s independent accountants perform an annual independent audit of the financial statements and express an opinion on the conformity of those financial statements with generally accepted accounting principles in the United States of America. The Audit Committee’s responsibility is to monitor and oversee these processes and report its findings to the full Board. The Audit Committee assists the Board in monitoring:

  the integrity of the financial statements of the Company;

  the independent accountants’ qualifications and independence;

  the performance of the Company’s internal audit function and independent accountants; and

  the compliance by the Company with legal and regulatory requirements.

The Audit Committee reviews with the Company’s independent accountants the results of its audit and of its interim quarterly reviews and the overall quality of the Company’s accounting policies. The Company’s independent accountants assist management, as necessary, in updating the Audit Committee concerning new accounting developments and their potential impact on the Company’s financial reporting. The Audit Committee also meets regularly with the Company’s independent accountants without management present.

The Audit Committee reviews and discusses with management the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations. The Audit Committee also meets with Company management, without the Company’s independent accountants present, to discuss management’s evaluation of the performance of the independent accountants.

With respect to fiscal 2005, the Audit Committee:

  met with management and Grant Thornton LLP to review and discuss the Company’s audited financial statements and to discuss significant accounting issues;

  periodically met with management to review and discuss quarterly financial results;

  discussed with Grant Thornton LLP the scope of its services, including its audit plan;

  reviewed the Company’s internal control processes and procedures;

  discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended;

  reviewed the written disclosures and letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with Grant Thornton LLP their independence from management and the Company;

  implemented various changes and actions in response to the requirements of the Sarbanes-Oxley Act, SEC regulations, and Nasdaq corporate governance standards, as they impact the Audit Committee, the financial reporting process and internal controls procedures; and

  reviewed and approved all audit and non-audit services provided by Grant Thornton LLP during fiscal 2005.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the SEC.

Members of the Audit Committee

DAVID C. REED (Chair)
CHARLES S. CROW, III
WILLIAM M. RUE
FRANK E. WALSH, III

ITEM 2 – ADOPTION OF 1ST CONSTITUTION BANCORP
DIRECTORS STOCK PLAN

General

The Board has approved for submission to the Company’s shareholders the 1st Constitution Bancorp 2006 Directors Stock Plan (the “Plan”). The Plan provides that the Board may grant participants stock options or shares of restricted stock. The number of shares of common stock to be reserved and available for awards under the Plan will be 50,000. As of the close of business on March 21, 2006, the value of the 50,000 shares of common stock to be reserved and available for awards under the Plan was $875,000.

Description of the Plan

The following is a general description of the material features of the Plan. This description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Exhibit A.

Purpose. The purpose of the Plan is to promote the success of the Company by providing a method whereby members of the board of directors of the Company and its subsidiaries who are not employees of the Company or any of its subsidiaries will be encouraged to further promote long-term shareholder value by increasing their personal interest in the continued success and progress of the Company.

Types of Awards. The Plan provides that the Company may grant participants stock options or shares of restricted stock, as the Board may determine. Options awarded under the Plan will be options that do not qualify as incentive stock options (“nonqualified options”) under the under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

Eligibility. Awards may be granted under the Plan only to non-employee directors of the Company or directors of any of the Company’s subsidiaries or affiliates. Awards shall not be transferable by the grantee other than by will or the laws of descent and distribution, and options shall be exercisable during the participant’s lifetime only by the participant or any other person authorized to exercise the option in accordance with the terms of the Plan. As of March 21, 2006, the class of persons who would be eligible to participate in the Plan consists of 11 persons.

Administration. The Plan will be administered the board of directors of the Company (the “Board”). The Board will have full power and authority to grant options and restricted stock pursuant to the provisions of the Plan, to interpret the provisions of the Plan and any agreements reflecting options and restricted stock issued under the Plan, and to supervise the administration of the Plan, including the adoption of the rules and regulations for the administration of the Plan. The Board may act only by a majority of its members in office, except that the members of the Board may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board.

Shares Available; Adjustments. A total of 50,000 shares have been reserved and available for delivery in connection with awards under the Plan. Shares delivered under the Plan shall be from authorized and unissued shares, treasury shares, shares reacquired by the Company, including shares purchased in the open market, or partly from each or any combination thereof, as shall be determined by the Board. If an option granted under the Plan expires or terminates for any reason, or if a share of restricted stock is forfeited, then the shares of common stock subject to, but not delivered under, such option (or the forfeited restricted stock shares) will be available for other option and restricted stock grants under the Plan. In the event of any change in the outstanding common stock of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, the number or kind of shares that may be issued under the Plan, and the number or kind of shares subject to, and the option price per share under, all outstanding options and all outstanding awards of restricted stock will be automatically adjusted so that the proportionate interest of the participant will be maintained as before the occurrence of the event. Any such adjustment in outstanding options will be made without change in the total option exercise price applicable to the unexercised portion of such options and with a corresponding adjustment in the option exercise price per share.

Terms of Stock Options. The exercise price per share purchasable under an option shall not be less than the fair market value of a share of stock on the date of grant of the option. The Board may grant options and/or restricted stock to participants in such amounts and at such times and upon such terms as it deems prudent and reasonable, and such grants need not be uniform as to all participants. The terms of such grants shall be set forth in written award documents, to be provided to the participants. The Board may (but is not obligated to) terminate and distribute the cash value of any option to a participant, whether such participant is a current or former a director of the Company or any of its subsidiaries, or such participant’s beneficiary(ies) in the event that the Company undergoes (or is to undergo) a merger, consolidation, acquisition, asset sale, or other similar corporate event, if following such transaction the Company will no longer be filing reports with the Securities and Exchange Commission under Section 12 of the Securities Exchange Act of 1934, as amended, or if all or substantially all common stock of the Company will be held by an entity or its affiliates, or in such other event as the Board deems prudent.

Terms of Restricted Stock. Restricted stock is stock which is subject to certain restrictions and to a risk of forfeiture. The Board will determine the period over which the restricted stock will vest, and will impose such restrictions on transferability, risk of forfeiture and other restrictions as the Board may in its discretion determine. Except to the extent restricted under the terms of the Plan and any award document relating to the restricted stock, a participant granted restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirements imposed by the Board).

Except as otherwise determined by the Board, upon termination of service as a director during the applicable restriction period, restricted stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company, except that the Board may in its sole determination waive such restrictions or forfeiture conditions relating to restricted stock.

The Board will determine the manner in which restricted stock granted under the Plan is evidenced. If certificates representing restricted stock are registered in the name of the participant, then the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock, that the Company retain physical possession of the certificates, and that the participant deliver a stock power to the Company, endorsed in blank, relating to the restricted stock.

Forfeiture Provisions. In addition to any forfeiture or reimbursement conditions the Board may impose upon an award, a participant may be required to forfeit an award, or reimburse the Company for the value of a prior award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement), but only to the extent that such forfeiture or reimbursement is required by such statutory or regulatory provision.

Compliance with Legal and Other Requirements; New Plan Benefits. No shares, or payments of other benefits under any award will be issued until completion of such registration or qualification of such shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the shares are listed or quoted, or compliance with any other obligation of the Company, as the Board may consider appropriate. Awards are subject to the discretion of the Board and therefore amounts which would have been received by the eligible participants if the Plan had been in place for fiscal 2006, or such amounts which may be granted in the future, are not determinable.

Amendment, Modification and Termination of the Plan. The Board may amend, suspend or discontinue the Plan at any time without the consent of shareholders or participants. Any amendment to the Plan shall be submitted to the Company’s shareholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the stock may then be listed or quoted. Without the consent of an affected participant, no Board action may materially and adversely affect the rights of such participant under any outstanding award, unless such action is deemed necessary in order to achieve compliance with tax or securities laws or regulations.

Change in Control. Unless otherwise provided by the Board in the award document or subject to other applicable restrictions, in the event of a Change in Control (as defined in the Plan), all non-forfeited, unexpired options of then current directors of the Company or of any of its subsidiaries shall become fully exercisable and all restricted stock awards subject to risk of forfeiture shall become fully vested.

Federal Income Tax Implications of the Plan

The following provides only a general description of the application of federal income tax laws to awards under the Plan. This discussion is intended for the information of shareholders considering how to vote at the annual meeting, and not as tax advice or guidance to participants in the Plan, as the consequences may vary depending upon specific circumstances. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws.

Nonqualified Stock Options. With respect to a nonqualified stock option, no income is realized by the participant at the time the option is granted. Generally, at exercise, ordinary income is realized by the participant in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise. Upon disposition of the shares acquired by exercise of the nonqualified option, appreciation (or depreciation) occurring after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. Generally, the Company will be entitled to a federal income tax deduction equal to the amount of income taxed to the participant.

Restricted Stock. In general, no income is realized by the participant at the time the restricted stock is granted. When restrictions on the restricted stock lapse, the participant will be subject to tax at ordinary income rates on the amount by which the fair market value of the restricted stock at such time exceeds the amount (if any) paid for the stock by the recipient. However, a participant may elect under Section 83(b) of the Code within 30 days of the date of receipt of the restricted stock to be taxed differently. In this case (i) income is realized by the participant at the time the restricted stock is granted, in an amount equal to the excess of the fair market value of such shares of restricted stock at such time (determined without regard to any restrictions which apply to the shares) over the purchase price, if any, of the shares, and (ii) upon the subsequent sale or exchange of such stock, the participant will recognize capital gain or loss measured by the difference between the amount realized on the disposition and the basis of the restricted stock, which will equal the sum of the purchase price and the amount included in gross income under Section 83(b).

With respect to a sale or exchange of the shares after the forfeiture period has expired, the holding period to determine whether the participant has long-term or short-term capital gain or loss generally begins when the restrictions expire and the tax basis for such shares will generally be based on the fair market value of such shares on such date. The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant, subject to satisfaction of the withholding requirements and the ordinary and necessary test.

Recommendation and Vote Required

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PLAN.

The Plan will be approved by the affirmative vote of a majority of the votes cast at the annual meeting.

ITEM 3 - RATIFICATION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Grant Thornton LLP as the Company’s independent registered public accounting firm to make an examination of the accounts of the Company for the 2006 fiscal year. Grant Thornton LLP has served as the Company’s independent registered public accounting firm since April 2004.

In addition to selecting Grant Thornton LLP as the Company’s independent registered public accounting firm for the Company’s 2006 fiscal year, the Audit Committee has directed that management submit the selection of independent registered public accounting firm for ratification by the Company’s shareholders at the 2006 annual meeting. One or more representatives of Grant Thornton LLP are expected to be present at the 2006 annual meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Shareholder ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm is not required by the Company’s by-laws or otherwise. However, the Board is submitting the selection of Grant Thornton LLP to shareholders for ratification as a matter of good corporate practice. If shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. The shares of common stock represented by the proxies being solicited will be voted FOR the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Company’s 2006 fiscal year.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

On April 1, 2004, the Audit Committee of the Board terminated KPMG LLP as the Company’s independent public accountant and appointed Grant Thornton LLP as our independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2004 and to render other professional services as required.

KPMG LLP’s reports on the Company’s consolidated financial statements for each of the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2003 and 2002, and through the date hereof, there were (i) no disagreements with KPMG LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG LLP’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such years, and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG LLP with a copy of the foregoing disclosure, which was set forth in the Company’s Form 8-K filed with the SEC on April 5, 2004.

During the years ended December 31, 2003 and 2002, the Company did not consult Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Fees billed by Grant Thornton LLP relating to the 2005 and 2004 fiscal years were as follows:

Type of Service	2005	2004
Audit Fees (1)	$92,030	$87,739
Audit-Related Fees	23,918	--
Tax Fees (2)	12,553	--
All Other Fees (3)	--	--
Total	$128,501	$87,739

(1)	Comprised of the audit of the Company’s annual financial statements and reviews of the Company’s quarterly financial statements, as well as consents to SEC filings.

(2)	Comprised of services for tax advice.

(3)	In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee established policies and procedures under which all audit and non-audit services performed by the Company’s principal accountants must be approved in advance by the Audit Committee. As provided in the Sarbanes-Oxley Act, all audit and non-audit services to be provided after May 6, 2003 must be pre-approved by the Audit Committee in accordance with these policies and procedures.

Audit Committee Pre-Approval Procedures

The Audit Committee has adopted a formal policy concerning the pre-approval of audit and non-audit services to be provided by the Company’s independent registered public accounting firm. The policy requires that all services to be performed by the Company’s independent registered public accounting firm, including audit services, audit-related services and permitted non-audit services, be pre-approved by the Audit Committee. The policy permits the Audit Committee to delegate pre-approval authority to one or more members, provided that any pre-approval decisions are reported to the Audit Committee at its next meeting. Specific services being provided by the independent registered public accounting firm are regularly reviewed in accordance with the pre-approval policy. At subsequent Audit Committee meetings, the Audit Committee receives updates on services being provided by the independent registered public accounting firm, and management may present additional services for approval. Since the May 6, 2003 effective date of the SEC rule applicable to services being provided by the independent accountants, each new engagement of the Company’s independent registered public accounting firm was approved in advance by the Audit Committee.

Required Vote

The affirmative vote of the majority of votes cast is required to ratify the Board’s selection of the Company’s independent accountants.

THE BOARD UNANIMOUSLY RECOMMENDS RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006.

SHAREHOLDER PROPOSALS

New Jersey corporate law requires that the notice of shareholders’ meeting (for either a regular or special meeting) specify the purpose or purposes of the meeting. Thus any substantive proposal, including shareholder proposals, must be referred to in the Company’s notice of shareholders’ meeting for the proposal to be properly considered at a shareholders’ meeting.

Proposals of shareholders which are eligible under the rules of the Securities and Exchange Commission to be included in the Company’s 2007 proxy materials must be received by the Corporate Secretary of the Company no later than December 8, 2006.

If the Company changes the date of its 2007 annual meeting to a date more than 30 days from the date of its 2006 annual meeting, then the deadline for submission of shareholder proposals will be changed to a reasonable time before the Company begins to print and mail its proxy materials. If the Company changes the date of its 2006 annual meeting in a manner that alters the deadline, the Company will so state under Part II, Item 5 of the first quarterly report on Form 10-Q it files with the SEC after the date change, or will notify its shareholders by another reasonable method.

OTHER MATTERS

The Board is not aware of any other matters that may come before the annual meeting. However, in the event such other matters come before the meeting, the persons named on the white proxy card will have the discretion to vote on those matters using their best judgment.

Shareholders are urged to sign the enclosed Proxy, which is solicited on behalf of the Board, and return it in the enclosed envelope.

By Order of the Board of Directors

ROBERT F. MANGANO
President and Chief Executive Officer

A copy of the annual report to stockholders for the fiscal year ended December 31, 2005 accompanies this proxy statement. The annual report is a combined report with the Company’s Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2005 filed with the Securities and Exchange Commission. The Company will provide copies of the exhibits to the Form 10-K upon payment of a reasonable fee, upon receipt of a request addressed to the Corporate Secretary, 1st Constitution Bancorp, 2650 Route 130 North, Cranbury, New Jersey 08512.

Exhibit A

1st CONSTITUTION BANCORP
2006 DIRECTORS STOCK PLAN

1.     Purpose.     The purpose of this 1st Constitution Bancorp 2006 Directors Stock Plan (the “Plan”) is to promote the success of 1st Constitution Bancorp, a New Jersey corporation (the “Company”), by providing a method whereby members of the Board of Directors of the Company and its subsidiaries who are not Employees of the Company or any of its Subsidiaries will be encouraged to further promote long-term shareholder value by increasing their personal interest in the continued success and progress of the Company.

2.     Definitions.     In addition to the terms defined in Section 1 above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a)     “Board” shall mean the Board of Directors of the Company.

(b)     “Change in Control” shall be deemed to have occurred if, after the adoption of the Plan, there shall have occurred any of the following:

(i)	any person (as such term is used in Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or group (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company) (collectively, a “Person”) becomes the beneficial owner (except that a Person shall be deemed to be the beneficial owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company or any Significant Subsidiary (as defined below), representing 50% or more of the combined voting power of the Company’s or Significant Subsidiary’s then outstanding securities;

(ii)	during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two- thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A

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promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, cease for any reason to constitute at least a majority of the Board;

(iii)	the consummation of a merger or consolidation of the Company or any Subsidiary owning directly or indirectly all or substantially all of the consolidated assets of the Company (a “Significant Subsidiary”) with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company or a Significant Subsidiary outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50% of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation;

(iv)	the stockholders of the Company approve a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of the Company (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company immediately prior to such sale or disposition) in which case the Board shall determine the effective date of the Change in Control resulting there from; or

(v)	any other event occurs which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership.

(c)     “Code” shall mean the Internal Revenue Code of 1986, as amended, and any Treasury regulations promulgated thereunder.

(d)     “Common Stock” shall mean the Company’s common stock, and any other equity securities of the Company that may be substituted or resubstituted for Common Stock pursuant to Section 4(c) hereof.

(e)     “Director” shall mean a member of the Board who is not an Employee. The term Director shall also mean any member of the board of directors of a subsidiary or affiliate of the Company, who is not an Employee.

(f)     “Employee” shall mean an individual who is an active payroll employee of the Company or any of its Subsidiaries at a designated time.

(g)     “Fair Market Value” means the fair market value of Common Stock, as determined by the Board or under procedures established by the Board. Unless otherwise determined by the Board, the Fair Market Value of Common Stock as of any given date shall be determined as follows: (i) if the Common Stock is traded over-the-counter on the date in question, but is not classified as a national market issue, and the Common Stock is regularly traded in this manner, then Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date; or (ii) if the Common Stock is traded over-the-counter on the date in question and is classified as a national market issue, and is regularly traded in this manner, then the Fair Market Value shall be equal to the last-transaction price quoted by the Nasdaq system for such date; or

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(iii) if the Common Stock is traded on a stock exchange on the date in question, and is regularly traded in this manner, then the Fair Marked Value shall be equal to the closing price reported by the applicable composite transactions report for such date; or (iv) in the event (i), (ii) or (iii) do not apply, in such manner as the Board shall determine.

(h)     “Option” shall mean an option to purchase Common Stock granted under Section 5 of the Plan. All Options will be nonqualified stock options, and will not be “incentive stock options” under Section 422 of the Code.

(i)     “Grantee” means a person to whom an Option or an award of Restricted Stock has been granted under the Plan.

(j)     “Restricted Stock” shall mean shares of Common Stock granted to Directors under Section 7 of the Plan.

(k)     “Subsidiary” shall mean an entity 50% or more of the voting securities of which are owned directly or indirectly by the Company and its Subsidiaries excluding for this purpose securities which are held by a Subsidiary that is a bank in a fiduciary capacity.

3.     Administration

(a)     The Board shall administer the Plan. The Board shall have full power and authority to grant Options and Restricted Stock pursuant to the provisions of the Plan, to interpret the provisions of the Plan and any agreements reflecting Options and Restricted Stock issued under the Plan, and to supervise the administration of the Plan, including the adoption of the rules and regulations for the administration of the Plan. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board.

(b)     All decisions of the Board pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its shareholders, employees and Directors.

(c)     No member of the Board shall be liable for anything done or omitted to be done by him or her or any other member of the Board in connection with the Plan, except for his or her own willful misconduct or as expressly provided by statute.

4.     Shares Subject to the Plan

(a)     The shares of Common Stock to be delivered upon exercise of Options granted and for awards of Restricted Stock under the Plan may be made available from the authorized but unissued shares of the Company or treasury shares or from shares reacquired by the Company, including shares purchased in the open market, or any combination thereof.

(b)     Subject to adjustments made pursuant to the provisions of Section 4(c), the aggregate number of shares to be delivered upon the exercise of all Options and for awards of Restricted Stock shall not exceed fifty thousand (50,000) shares of Common Stock.

(c)     In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering,

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reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, the number or kind of shares that may be issued under the Plan pursuant to Section 4(b) above, and the number or kind of shares subject to, and the Option price per share under, all outstanding Options and all outstanding awards of Restricted Stock shall be automatically adjusted so that the proportionate interest of the Grantee shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the total Option exercise price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option exercise price per share, and such adjustment shall be conclusive and binding for all purposes of the Plan.

(d)     If an Option granted under the Plan shall expire or terminate for any reason, or if a share of Restricted Stock shall be forfeited, then the shares of Common Stock subject to, but not delivered under, such Option (or the forfeited Restricted Stock shares) shall be available for other Option and Restricted Stock grants under the Plan.

5.     Eligibility and Extent of Participation

(a)     Persons eligible to receive Options and Restricted Stock awards under the Plan shall consist only of individuals who are Directors at the time of grant and who are not then Employees.

(b)     The Board is authorized to grant Options and/or Restricted Stock to Directors in such amounts and at such times and upon such terms as it deems prudent and reasonable, and such grants need not be uniform as to all Directors. The terms of such grants shall be set forth in written award documents, to be provided to the Grantees.

(c)     Options and Restricted Stock shall not be transferable by the Grantee other than by will or the laws of descent and distribution, and Options shall be exercisable during his or her lifetime only by him or her or any other Person authorized to exercise the Option in accordance with the terms of the Plan.

(d)     Notwithstanding any term to the contrary in this Plan or in the terms of any Option agreement granted hereunder, the Board is specifically authorized (but not obligated) to terminate and distribute the cash value of any Option to a Director, former Director, or his or her beneficiary(ies) in the event that the Company undergoes (or is to undergo) a merger, consolidation, acquisition, asset sale, or other similar corporate event, if following such transaction the Company will no longer be filing reports with the Securities and Exchange Commission under Section 12 of the Exchange Act, or if all or substantially all Common Stock of the Company will be held by an entity or its affiliates, or in such other event as the Board deems prudent.

6.     Options.

(a)     Each Option granted under the Plan shall be evidenced by an agreement which shall be executed by the Grantee and, on behalf of the Company, by an officer of the Company, and shall contain such provisions consistent with the Plan as may be approved by the Board and may be supplemented and amended from time to time as approved by the Board.

(b)     The price at which shares of Common Stock may be purchased upon exercise of a particular Option shall be 100 percent of the Fair Market Value of such shares at the time such Option is granted, but in no event less than the par value thereof (if any).

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(c)     The Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price and withholding taxes, if any, may be paid or deemed to be paid and the form of such payment, including, without limitation, cash, Common Stock, other awards granted under other plans of the Company or any subsidiary or affiliate, or other property (including notes and other contractual obligations to make payment on a deferred basis, such as through “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by, or forms in which, Common Stock will be delivered or deemed to be delivered in satisfaction of Options to Grantees (including deferred delivery of shares representing the Option “profit,” at the election of the Grantee or as mandated by the Board, with such deferred shares subject to any vesting, forfeiture or other terms as the Board may specify). To the extent that an Option exercise price and/or withholding taxes, if any, may be paid in Common Stock as provided above, Common Stock delivered by the Grantee may be Common Stock that acquired upon exercise of one or more other Options, but only if such Common Stock has been held by the Grantee for at least six months.

(d)     An Option granted under the Plan may not be transferred except by will or the laws of descent and distribution. During the lifetime of a Grantee, an Option may be exercised only by the Grantee, or by a duly appointed legal guardian in the event of the legal disability of the Grantee. Except as specifically provided in the Plan, no person shall have any right to assign, transfer, alienate, pledge, encumber or subject to lien the benefits to which such person is entitled thereunder, and benefits under the Plan shall not be subject to adverse legal process of any kind. No prohibited assignment, transfer, alienation, pledge or encumbrance of benefits or subjection of benefits to lien or adverse legal process of any kind will be recognized by the Board, and in such case the Board may terminate the right of such person to such benefits and direct that they be held or applied for the benefit of such person, his or her spouse, children or other dependents in such manner and in such proportion as the Board deems advisable. If a person to whom benefits are due shall be or become incompetent, either physically or mentally, in the judgment of the Board, then the Board shall have the right to determine to whom such benefits shall be paid for the benefit of such person.

(e)     Options shall not be exercisable:

(i)     prior to the date on which the Option award document so states, nor after it expires, provided however, that an Option shall automatically become immediately exercisable in full if an Grantee ceases to be a Director by reason of his or her death or disability (as determined in the sole discretion of the Board), and provided further that all unexpired Options of then current Directors shall become fully exercisable in the event of a Change in Control of the Company, subject to applicable restrictions set forth in Section 11(a). Except to the extent otherwise provided in the Option grant agreement, unvested Options shall expire and be forfeited if a Director voluntarily ceases to be a Director;

(ii)     unless payment in full is made at the time of exercise in accordance with the terms of the Option award; and

(iii)     unless the person exercising the Option has been, at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, a Director, except that

(A)     if such person shall cease to be a Director for reasons other than his or her death or disability, while holding an Option that has not expired and has not been fully exercised, such person, at any

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time within three years of the date he or she ceased to be such a Director (but in no event after the Option has expired), may exercise the exercisable portion of such Option with respect to any shares of Common Stock as to which he or she had not exercised the Option on the date he or she ceased to be a Director; or

(B)     if any person to whom an Option has been granted under this Plan shall die or cease to be a Director as a result of his or her disability holding an Option that has not expired and has not been fully exercised, he or she, or his or her legal guardian or his or her executors, administrators, heirs or distributees, as the case may be, may, at any time within one year after the date of such death or termination of Director status as a result of disability (but in no event after the Option has expired) exercise the Option.

(f)     It shall be a condition to the obligation of the Company to issue shares of Common Stock upon exercise of an Option, that the holder (or any beneficiary or person entitled to exercise such Option pursuant to the Plan) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisofying any liability to withhold federal, state, or local income or other taxes. If the amount requested is not paid, the Company may refuse to issue shares of Common Stock.

7.     Restricted Stock.

(a)     Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Board may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Board may determine at the date of grant (or thereafter). Except to the extent restricted under the terms of the Plan and any award document relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirements imposed by the Board).

(b)     Restricted Stock will vest over such period as is determined by the Board, except that the Board may provide for earlier vesting in the event of a Director’s death, disability, or retirement, or in the event of a Change in Control or other special circumstances.

(c)     Except as otherwise determined by the Board, upon termination of service as a Director during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Board may waive such restrictions or forfeiture conditions relating to Restricted Stock as it, in its sole discretion, so determines.

(d)     Restricted Stock granted under the Plan may be evidenced in such manner as the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, then the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Grantee deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(e)     Upon a Change in Control of the Company, all Restricted Stock awards subject to risk of forfeiture shall become fully vested, subject to applicable restrictions set forth in Section 11(a).

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(f)     It shall be a condition to the obligation of the Company to issue or deliver shares of Common Stock upon vesting of a Restricted Stock award that the holder pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, or local income or other taxes. If the amount requested is not paid, the Company may refuse to issue shares of Common Stock.

8.     Delivery of Shares.   No shares shall be delivered pursuant to any exercise of an Option or vesting of the Restricted Stock until the requirements of such laws and regulations as may be deemed by the Board to be applicable thereto are satisfied.

9.     Amendments, Suspension or Discontinuance.   The Board may amend, suspend, or discontinue the Plan at any time. Except with the consent of a Grantee, no amendment, suspension or termination of the Plan shall impair the right of any recipient of any Options or Restricted Stock granted under the Plan, except to the extent otherwise provided herein.

10.   Termination.   This Plan shall terminate upon the earlier of the following dates or events to occur:

(a)     the adoption of a resolution of the Board terminating the Plan; or

(b)     ten years after the date the Plan is initially adopted.

11.   Miscellaneous.

(a)     The Company may, to the extent deemed necessary or advisable by the Board, postpone the issuance or delivery of Common Stock upon exercise of an Option or vesting of Restricted Stock or payment of other benefits under any award until completion of such registration or qualification of such stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Board may consider appropriate, and may require any Grantee to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)     All expenses and costs in connection with the operation of the Plan shall be borne by the Company.

(c)     Proceeds from the sale of shares pursuant to Options granted under this Plan shall constitute general funds of the Company.

(d)     Upon any distribution of shares of Common Stock pursuant to any provision of the Plan, the distributee may be required to represent in writing that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The certificates for shares delivered under the Plan may include any legend which the Board or counsel for the Company deems appropriate to reflect any restrictions on transfers.

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(e)     Except as expressly provided for in the Plan, no member of the Board or Director or other person shall have any claim or right to be granted an Option or Restricted Stock under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any member of the Board or Director any right to be retained in the service of the Company or any of its subsidiaries or affiliates.

12.   Effective Date.     The Plan shall become effective if, and at such time as, the stockholders of the Company have approved it by the affirmative vote of the holders of a majority of the voting securities of the Company cast in person or by proxy and entitled to vote on the subject matter at a duly held meeting of the stockholders at which a quorum is present.

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1ST CONSTITUTION BANCORP
Proxy Solicited on Behalf of the Board of Directors
for the Annual Meeting of Stockholders on May 18, 2006

The undersigned hereby appoints Robert F. Mangano and Joseph M. Reardon and each of them, with full power of substitution, as attorneys and proxies for the undersigned, to attend the annual meeting of shareholders of 1st Constitution Bancorp (the “Company”), to be held at the Forsgate Country Club, 375 Forsgate Drive, Monroe Township, New Jersey, on May 18, 2006, at 3:00 p.m. Eastern Time, or any adjournment thereof, and to vote the number of shares of common stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

1.	To vote for the following nominees for election as	For	Withhold	For All Except
director of the Company:

	Charles S. Crow, III	☐	☐	☐
David C. Reed

INSTRUCTION: To withhold authority to vote for any individual nominees, mark “For All Except” and write that nominee’s name in the space provided below.

2.	Approve the 1st Constitution Bancorp 2006 Directors	For	Against	Abstain
	Stock Plan	☐	☐	☐

3.	Ratify selection of Grant Thornton LLP as independent	For	Against	Abstain
	registered public accounting firm of the Company.	☐	☐	☐

4.     In their discretion, on the conduct of other business if properly raised.

The Proxies will vote as specified herein or, if a choice is not specified, they will vote “For” the nominees listed in Item 1, “For” the proposal set forth in Item 2, “For” the proposal set forth in Item 3 and “For” the conduct of other business if properly raised.

This Proxy is solicited by the Board of Directors of the Company.

Please sign exactly as your names appear hereon, indicating, where proper, official position or representative capacity.

Date:_______________________, 2006

(Signatures)